NEWS FOR IMMEDIATE RELEASE	Clinical Data, Inc. One Gateway Center, Suite 411, Newton, MA 02458 USA

CLINICAL DATA ANNOUNCES APPROVAL TO LIST ITS SECURITIES
ON THE NASDAQ NATIONAL MARKET

NEWTON, MA - December 19, 2005, Clinical Data, Inc. (NASDAQ:CLDA) today announced that NASDAQ has approved the Company’s application to move its exchange listing from the NASDAQ Capital Market (formerly known as the NASDAQ Small Cap Market) to the NASDAQ National Market. The Company’s shares will begin trading today, Monday, December 19, 2005, on the NASDAQ National Market, and the Company’s trading symbol will continue to be CLDA.

Israel M. Stein, M.D., President and CEO of Clinical Data commented, “This is a very gratifying accomplishment for our Company and we are extremely pleased to be listed on the NASDAQ National Market. It will provide Clinical Data a solid public platform to continue its growth and build shareholder value as we continue to integrate the operations of Genaissance Pharmaceuticals, plan for the integration of the operations of Icoria, Inc., and expand our worldwide business.”

About Clinical Data, Inc.
Clinical Data, Inc. is a worldwide leader in developing and commercializing pharmacogenomics and clinical diagnostics to improve patient care. The Company’s genomic services are marketed to the pharmaceutical, biotech, clinical, academic and agricultural marketplaces. The Company is utilizing pharmacogenomics to develop molecular diagnostics and more efficacious therapeutics by finding genetic markers to guide drug development and utilization. Its diagnostic and instrumentation business has a market focus on the physician’s office, hospital and small-to-medium sized laboratory segments.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

This press release contains certain forward-looking information that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as “expect(s)”, “feel(s)”, “believe(s)”, “will”, “may”, “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to statements regarding: our ability to successfully integrate the operations, business and technology obtained in our recent acquisition of Genaissance Pharmaceuticals and to be obtained in our announced acquisition of Icoria; our ability to obtain regulatory approval for, and successfully introduce our new products; our ability to expand our long-term business opportunities; our ability to maintain normal terms with our customers and partners; financial projections and estimates and their underlying assumptions; and statements regarding future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: our ability to consummate the acquisition of Icoria and to achieve the expected synergies and operating efficiencies from the Genaissance acquisition and the Icoria acquisition; the strength of our intellectual property rights; competition from pharmaceutical, biotechnology and diagnostics companies; the development of and our ability to take advantage of the market for biomarker and pharmacogenomic products and services; general economic downturns; and other risks contained in our various SEC reports and filings. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. Clinical Data does not undertake any obligation to republish revised forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Readers are also urged to carefully review and consider the various disclosures in Clinical Data’s recent SEC reports and filings, including but not limited to, its Annual Report on Form 10-KSB for the fiscal year ended March 31, 2005, and its 2004 and 2005 quarterly reports on Forms 10-QSB and 10-Q.

For information at Clinical Data, Inc. contact:
Mark D. Shooman, Sr. Vice President and Chief Financial Officer
1 617 527 9933
Internet Website: www.clda.com

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